Exhibit 99.1

Xometry Reports First Quarter 2022 Results

•
Strong start to 2022: Strong quarter with revenue increasing 90% year-over-year driven by rapid organic growth in marketplace and supplier services including Thomas.
•
Strong gross margin trends driven by AI pricing/supplier selection and additional supplier services: Gross profit up 235% year-over-year.
•
Robust marketplace and supplier service expansion: Expanded marketplace to Spain and launched a local manufacturing network in China. Extended the reach of the marketplace with Xometry Everywhere. Added self-serve subscriptions for advertising services.
•
Expect strong growth in 2022 and improving operating leverage: We expect revenue growth of 80-83% to $392-$400 million. Growth will be driven by increasing active buyers and suppliers, added supplier services and revenue synergies with Thomas. We expect operating leverage to improve in Q2 2022 and through the second half of 2022.

ROCKVILLE, MD., May 11, 2022 /Globe Newswire/ -- Xometry, Inc. (NASDAQ:XMTR), a leading global AI-enabled digital manufacturing marketplace, today reported financial results for the first quarter ended March 31, 2022.

"In Q1 2022, Xometry delivered strong growth across the board, expanded our marketplace to new geographies and extended the reach of our AI driven quoting engine through the launch of Xometry Everywhere. We also improved our supplier services including new products from Thomas,” said Randy Altschuler, Xometry’s CEO. “Although we are still in the early innings of the secular digitization of the manufacturing industry, Xometry has become the digital marketplace connecting buyers with suppliers. With our supplier network expanding domestically and abroad, we are playing an instrumental role in helping create locally resilient supply chains irrespective of macro events.”

First Quarter 2022 Financial Highlights

•
Total revenue for the first quarter 2022 was $83.7 million an increase of 90% year-over-year.
•
Marketplace revenue for the first quarter of 2022 was $64.4 million.
•
Supplier services revenue for the first quarter of 2022 was $19.3 million.
•
Total gross profit for the first quarter 2022 was $32.9 million an increase of 235% year-over-year.
•
Marketplace Active Buyers increased 44% from 21,345 as of March 31, 2021 to 30,683 as of March 31, 2022.
•
Marketplace Accounts with Last Twelve-Months Spend of at least $50,000 increased 92% from 412 as of March 31, 2021 to 790 as of March 31, 2022.
•
Marketplace Percentage of Revenue from Existing Accounts was 94%.
•
Net loss attributable to common stockholders was $20.0 million for the quarter, an increase of $9.5 million year-over-year, and Adjusted EBITDA was negative $12.7 million for the quarter, reflecting an increase of $3.9 million year-over-year. Net loss for Q1 2022 includes $3.5 million of stock-based compensation and $0.2 million of transaction costs.
•
Cash and cash equivalents and marketable securities were $368.7 million as of March 31, 2022.

First Quarter 2022 Business Highlights

•
Introduced “Xometry Everywhere” software which extends the reach of Xometry’s AI-driven instant-quoting pricing engine to popular third-party sites where engineers and other buyers spend significant amounts of time. Xometry Everywhere is also available for integration into the procurement processes of Fortune 1000 companies.
•
Obtained certification for Medical Device Manufacturing (ISO 13485) enabling the Xometry marketplace to expand the breadth of medical device manufacturing.
•
Expanded European operations including an enhanced site for European customers, www.xometry.eu, which makes it even easier for buyers to compare and price technologies, materials and finishes in real time. Added a new Spanish site.
•
Introduced new self-serve advertising subscription options for suppliers on Thomasnet.
•
Launched a local manufacturing network in China (Xometry.Asia) and began taking orders from Chinese customers in April 2022.
•
Expanded CAD integrations with the addition of PTC’s Onshape product development platform which has over 2 million users. The integration provides seamless instant quoting with our proprietary, AI-driven Xometry Instant Quoting Engine, enabling engineers and designers to instantly price parts in Onshape.
•
On February 11, 2022 completed an offering of Convertible Senior Notes, raising net proceeds of $278.2 million.

Financial Summary

(In thousands, except per share amounts)

	For the Three Months Ended March 31,
	2022	2021	% Change
	(unaudited)
Consolidated
Revenue	$83,671	$43,922	90%
Gross profit	32,939	9,835	235%
Net loss attributable to common stockholders	(20,012)	(10,501)	(91)%
EPS—basic and diluted	(0.43)	(1.33)	68%
Adjusted EBITDA(1)	(12,726)	(8,810)	(44)%
Non-GAAP net loss(1)	(12,598)	(9,262)	(36)%
Non-GAAP EPS-basic and diluted(1)	(0.27)	(1.17)	77%

Marketplace
Revenue	$64,415
Cost of revenue	46,741
Gross Profit	$17,674

Supplier services
Revenue	$19,256
Cost of revenue	3,991
Gross Profit	$15,265
(1)
These non-GAAP financial measures, and reasons why we believe these non-GAAP financial measures are useful, are described below and reconciled to their most directly comparable GAAP measures in the accompanying tables.

Key Operating Metrics(2):

	As of March 31,
	2022	2021	% Change

Active Buyers(3)	30,683	21,345	44%
Percentage of Revenue from Existing Accounts(3)	94%	95%	(1)%
Accounts with Last Twelve-Months Spend of at Least $50,000(3)	790	412	92%

(2)
These key operating metrics are for Marketplace.
(3)
Amounts shown for Active Buyers and Accounts with Last Twelve-Months Spend of at Least $50,000 are as of March 31, 2022 and 2021, and Percentage of Revenue from Existing Accounts is presented for the quarters ended March 31, 2022 and 2021.

Financial Guidance and Outlook:

	Q2 2022		FY 2022
	(in millions)
	Low	High	Low	High
Revenue	$91.5	$93.5	$392.0	$400.0
Adjusted EBITDA	$(11.0)	$(10.0)	$(36.0)	$(32.0)

Use of Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), Xometry, Inc. ("Xometry", the "Company", "we" or "our") uses Adjusted EBITDA and Non-GAAP net loss and Non-GAAP Earnings Per Share, which are considered non-GAAP financial measures, as described below. These non-GAAP financial measures are presented to enhance the user’s overall understanding of Xometry’s financial performance and should not be considered a substitute for, nor superior to, the financial information prepared and presented in accordance with GAAP. The non-GAAP financial measures presented in this release, together with the GAAP financial results, are the primary measures used by the Company’s management and board of directors to understand and evaluate the Company’s financial performance and operating trends, including period-to-period comparisons, because they exclude certain expenses and gains that management believes are not indicative of the Company’s core operating results. Management also uses these measures to prepare and update the Company’s short and long term financial and operational plans, to evaluate investment decisions, and in its discussions with investors, commercial bankers, equity research analysts and other users of the Company’s financial statements. Accordingly, the Company believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s operating results in the same manner as the Company’s management and in comparing operating results across periods and to those of Xometry’s peer companies. In addition, from time to time we may present adjusted information (for example, revenue growth) to exclude the impact of certain gains, losses or other changes that affect period-to-period comparability of our operating performance.

The use of non-GAAP financial measures has certain limitations because they do not reflect all items of income and expense, or cash flows, that affect the Company’s financial performance and operations. Additionally, non-GAAP financial measures do not have standardized meanings, and therefore other companies, including peer companies, may use the same or similarly named measures but exclude or include different items or use different computations. Management compensates for these limitations by reconciling these non-GAAP financial measures to their most comparable GAAP financial measures in the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this release. Investors and others are encouraged to review the Company’s financial information in its entirety and not rely on a single financial measure.

Key Terms for our Key Metrics and Non-GAAP Financial Measures

Marketplace revenue: includes the sale of parts and assemblies.

Supplier service revenue: includes the sales of advertising on Thomasnet, marketing services, supplies, financial service products and other fintech products.

Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) as net income (loss) excluding interest income (expense), income tax (expense) benefit, and certain other non-cash or non-recurring items impacting net loss from time to time, principally comprised of depreciation and amortization, stock-based compensation, transaction costs, charitable contributions of common stock, revaluation of contingent consideration, income from unconsolidated joint venture and impairment charges.

Non-GAAP net loss: The Company has included non-GAAP net loss, which is our net loss adjusted for stock-based compensation expense, depreciation and amortization, amortization of discount and issuance costs on convertible notes, unrealized loss on marketable securities, revaluation of contingent consideration and transaction costs (collectively, “non-GAAP net loss”).

Non-GAAP Earnings Per Share (Non-GAAP EPS): The Company calculates Non-GAAP net income (loss) per share as Non-GAAP net income (loss) divided by weighted average number of Class A common stock outstanding.

Management believes that the exclusion of certain expenses and gains in calculating Adjusted EBITDA and Non-GAAP net loss and Non-GAAP EPS provides a useful measure for period-to-period comparisons of the Company’s underlying core revenue and operating costs that is focused more closely on the current costs necessary to operate the Company’s businesses, and reflects its ongoing business in a manner that allows for meaningful analysis of trends. Management also believes that excluding certain non-cash charges can be useful because the amounts of such expenses is the result of long-term investment decisions made in previous periods rather than day-to-day operating decisions.

Active Buyers: The Company defines “buyers” as individuals who have placed an order to purchase on-demand parts or assemblies on our marketplace. The Company defines Active Buyers as the number of buyers who have made at least one purchase on our marketplace during the last twelve months.

Percentage of Revenue from Existing Accounts: The Company defines “accounts” as an individual entity, such as a sole proprietor with a single buyer or corporate entities with multiple buyers, having purchased at least one part on our marketplace. The Company defines an existing account as an account where at least one buyer has made a purchase on our marketplace.

Accounts with Last Twelve-Month Spend of At Least $50,000: The Company defines Accounts with Last Twelve-Month Spend of At Least $50,000 as an account that has spent at least $50,000 on our marketplace in the most recent twelve-month period.

About Xometry

Xometry (XMTR) powers the industries of today and tomorrow by connecting the people with big ideas to the manufacturers who can bring them to life. Xometry’s digital marketplace gives manufacturers the critical resources they need to grow their business while also making it easy for buyers at Fortune 1000 companies to tap into global manufacturing capacity. Learn more at www.xometry.com or follow @xometry.

Conference Call

The Company will discuss its first quarter 2022 financial results during a teleconference on 5/11/2022, at 8:30 AM ET/5:30 AM PT. The conference call can be accessed in the U.S. at 877-313-2061 or outside the U.S. at 470-495-9537 with the conference ID# 1993784. A live audio webcast of the call will also be available simultaneously at investors.xometry.com. Following completion of the call, a recorded replay of the teleconference will be available in the investor relations section of Xometry's website. The earnings webcast presentation will be archived within the Investor Relations section of Xometry's website.

Cautionary Information Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our beliefs regarding our financial position and operating performance, including our outlook and guidance for the second quarter and full year 2022, certain expected synergies from recent acquisitions and demand for our marketplaces in general. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks and uncertainties related to: competition, managing our growth, financial performance, including the impact of the COVID-19 pandemic on our business and operations and our ability to forecast our performance due to our limited operating history and the COVID-19 pandemic, investments in new products or offerings, our ability to attract buyers and sellers to our marketplace, legal proceedings and regulatory matters and developments, any future changes to our business or our financial or operating model, and our brand and reputation. The forward-looking statements contained in this press release are also subject to other risks and uncertainties that could cause actual results to differ from the results predicted, including those more fully described in our filings with the SEC, including our Annual Report on Form 10-K for the period ended December 31, 2021. All forward-looking statements in this press release are based on information available to Xometry and assumptions and beliefs as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law.

# # #

(Tables Follow)

Investor Contact:	Media Contact:
Shawn Milne VP Investor Relations 240-335-8132 shawn.milne@xometry.com	Matthew Hutchison Corporate Communications for Xometry 415-583-2119 matthew.hutchison@xometry.com

Xometry, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands, except share and per share data)

	March 31,	December 31,
	2022	2021
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$58,969	$86,262
Marketable securities	309,694	30,465
Accounts receivable, less allowance for doubtful accounts of $1.0 million as of March 31, 2022 and $0.8 million as of December 31, 2021	38,471	32,427
Inventory	2,200	2,033
Prepaid expenses	6,086	6,664
Deferred sales commissions	6,708	5,283
Other current assets	917	297
Total current assets	423,045	163,431
Property and equipment, net	11,634	10,287
Operating lease right-of-use assets	25,804	27,489
Investment in unconsolidated joint venture	4,231	4,198
Intangible assets, net	40,871	41,736
Goodwill	255,231	254,672
Other assets	511	773
Total assets	$761,327	$502,586
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$9,930	$12,718
Accrued expenses	28,195	30,905
Contract liabilities	10,008	7,863
Operating lease liabilities, current portion	5,662	5,549
Finance lease liabilities, current portion	—	2
Total current liabilities	53,795	57,037
Operating lease liabilities, net of current portion	15,518	16,920
Convertible notes	278,511	—
Income taxes payable	1,532	1,468
Other liabilities	1,792	1,678
Total liabilities	351,148	77,103
Commitments and contingencies (Note 13)
Stockholders’ equity
Additional paid-in capital	602,360	597,641
Accumulated other comprehensive income	104	149
Accumulated deficit	(193,353)	(173,341)
Total stockholders’ equity	409,111	424,449
Noncontrolling interest	1,068	1,034
Total equity	410,179	425,483
Total liabilities and stockholders’ equity	$761,327	$502,586

Xometry, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations and Comprehensive Loss

(In thousands, except share and per share amounts)

	Three Months Ended March 31,
	2022	2021
	(unaudited)
Revenue	$83,671	$43,922
Cost of revenue	50,732	34,087
Gross profit	32,939	9,835
Sales and marketing	19,285	7,563
Operations and support	12,358	4,330
Product development	7,290	3,664
General and administrative	12,959	4,327
Total operating expenses	51,892	19,884
Loss from operations	(18,953)	(10,049)
Other (expenses) income
Interest expense	(769)	(330)
Interest and dividend income	96	—
Other expenses	(962)	(122)
Income from unconsolidated joint venture	34	—
Total other expenses	(1,601)	(452)
Loss before income taxes	(20,554)	(10,501)
Benefit for income taxes	559	—
Net loss	(19,995)	(10,501)
Net income attributable to noncontrolling interest	17	—
Net loss attributable to common stockholders	$(20,012)	$(10,501)
Net loss per share, basic and diluted	$(0.43)	$(1.33)
Weighted-average number of shares outstanding used to compute net loss per share, basic and diluted	46,789,585	7,924,848

Comprehensive loss:
Foreign currency translation	$(28)	$30
Total other comprehensive (loss) income	(28)	30
Net loss	(19,995)	(10,501)
Comprehensive loss	(20,023)	(10,471)
Comprehensive income attributable to noncontrolling interest	34	—
Total comprehensive loss attributable to common stockholders	$(20,057)	$(10,471)

Xometry, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities:	(unaudited)
Net loss	$(19,995)	$(10,501)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,799	734
Reduction in carrying amount of right-of-use asset	1,765	266
Stock based compensation	3,456	505
Non-cash interest expense	—	56
Revaluation of contingent consideration	434	—
Income from unconsolidated joint venture	(34)	—
Unrealized loss on marketable securities	858	—
Non-cash income tax benefit	(559)	—
Loss on sale of property and equipment	71	—
Amortization of deferred costs on convertible notes	312	—
Deferred taxes benefit	(2)	—
Changes in other assets and liabilities:
Accounts receivable, net	(6,145)	(5,525)
Inventory	(180)	792
Prepaid expenses	567	(875)
Deferred commissions	(1,425)	—
Other assets	(362)	(224)
Accounts payable	(2,752)	1,856
Accrued expenses	(2,843)	1,645
Contract liabilities	2,145	1,595
Lease liabilities	(1,369)	(266)
Net cash used in operating activities	(24,259)	(9,942)
Cash flows from investing activities:
Purchase of marketable securities	(280,091)	—
Proceeds from sale of marketable securities	4	—
Purchases of property and equipment	(2,543)	(1,244)
Proceeds from sale of property and equipment	165	—
Net cash used in investing activities	(282,465)	(1,244)
Cash flows from financing activities:
Proceeds from stock options exercised	1,263	846
Proceeds from issuance of convertible notes	287,500	—
Costs incurred in connection with issuance of convertible notes	(9,301)	—
Payments on finance lease obligations	(2)	(3)
Net cash provided by financing activities	279,460	843
Effect of foreign currency translation on cash and cash equivalents	(29)	(19)
Net decrease in cash and cash equivalents	(27,293)	(10,362)
Cash and cash equivalents at beginning of the period	86,262	59,874
Cash and cash equivalents at end of the period	$58,969	$49,512
Supplemental cash flow information:
Cash paid for interest	$—	$326

Xometry, Inc. and Subsidiaries

Unaudited Reconciliations of Non-GAAP Financial Measures

(In thousands)

	For the Three Months Ended March 31,
	2022	2021
Adjusted EBITDA:
Net loss	$(19,995)	$(10,501)
Add (deduct):
Interest expense, interest and dividend income and other expenses	1,635	452
Depreciation and amortization(1)	1,799	734
Income tax benefit	(559)	—
Amortization of in-place lease asset	333	—
Stock-based compensation(2)	3,456	505
Revaluation of contingent consideration	434	—
Transaction costs	205	—
Income from unconsolidated joint venture	(34)	—
Adjusted EBITDA	$(12,726)	$(8,810)

	For the Three Months Ended March 31,
	2022	2021
Non-GAAP Net Loss:
Net loss	$(19,995)	$(10,501)
Add (deduct):
Depreciation and amortization expense	1,799	734
Stock-based compensation	3,456	505
Amortization of in-place lease asset	333	—
Amortization of deferred costs on convertible notes	312	—
Unrealized loss on marketable securities	858	—
Revaluation of contingent consideration	434	—
Transaction costs	205	—
Non-GAAP Net Loss	$(12,598)	$(9,262)

Weighted-average number of shares outstanding used to compute Non-GAAP Net Loss per share, basic and diluted	46,789,585	7,924,848

Non-GAAP EPS, basic and diluted	$(0.27)	$(1.17)

(1)
Represents depreciation expense of the Company’s long-lived tangible assets and amortization expense of its finite-lived intangible assets, as included in the Company’s GAAP results of operations.
(2)
Represents the expense related to stock-based awards granted to employees, as included in the Company’s GAAP results of operations.

Xometry, Inc. and Subsidiaries

Unaudited Segment Results

(In thousands)

	For the Three Months Ended March 31,
	2022	2021
Segment Revenue:	(unaudited)
U.S.	$77,209	$41,299
International	6,462	2,623
Total revenue	$83,671	$43,922

Segment Net Loss:
U.S.	$(16,296)	$(8,162)
International	(3,699)	(2,339)
Total net loss	$(19,995)	$(10,501)

Xometry, Inc. and Subsidiaries

Unaudited Supplemental Information

(In thousands)

	For the Three Months Ended March 31,
	2022	2021
Summary of Stock-based Compensation Expense	(unaudited)
Sales and marketing	$636	$53
Operations and support	1,423	104
Product development	894	75
General and administrative	503	273
Total stock-based compensation expense	$3,456	$505

Summary of Depreciation and Amortization Expense
Cost of revenue	$34	$37
Sales and marketing	774	30
Operations and support	11	31
Product development	793	610
General and administrative	187	26
Total depreciation and amortization expense	$1,799	$734